                                                                   EXHIBIT 10.10

                                                                    CONFIDENTIAL

                            STOCK PURCHASE AGREEMENT

      Effective October 24, 1997, SCRIPTGEN Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and Hoeschst Marion Roussel, a French corporation ("HMR"), hereby act and agree as follows:

                                   ARTICLE ONE

                      Sale and Purchase of Shares; Closing

      1.1 Sale and Purchase of Common Stock. On the Closing Date (as hereinafter defined) and subject to the terms and conditions hereof, the Company shall sell, transfer, grant, convey and deliver to HMR, and HMR shall purchase and accept delivery of, such number of shares of Common Stock of the Company (the "Shares") as is obtained by dividing three million dollars ($3,000,000) (U.S.) (the "Purchase Price") by a price per share ("Per Share Price") equal to the gross price per share at which shares of Common Stock of the Company are sold to the underwriter(s) in the first underwritten public offering of shares of capital stock of the Company declared effective under the U.S. Securities Act of 1933, as amended (the "Act"), after the date of this Agreement (the "IPO"). The price per Share at which the Shares shall be sold to HMR shall be the Per Share Price.

      1.2 Closing. The closing of the transaction contemplated by this Agreement (the "Closing") shall take place at the principal office of the Company at 10:00 A.M., Boston time, on the first business day following the date the registration statement for the IPO is declared effective under the Act (the "Closing Date") or at such other place or time or on such other date as may be mutually agreed upon by the Company and HMR. At the Closing, the Company shall deliver to HMR or HMR's nominee a certificate representing the Shares, registered in the name of HMR or its nominee, against receipt by the Company of the Purchase Price in U.S. dollars by wire transfer of immediately available funds. All proceedings to be taken and all documents to be executed at the Closing shall be deemed to have been taken, delivered and executed simultaneously, and no proceeding shall be deemed to have been taken nor documents deemed executed and delivered until all have been taken, delivered and executed. At the Closing, the Company shall deposit the Purchase Price in an escrow account with a bank reasonably satisfactory to HMR. If the closing of the IPO has not occurred within five (5) business days after the Closing Date, the escrow agent shall be instructed to wire transfer the Purchase Price to HMR against return to the Company of the certificate representing the Shares, duly endorsed for transfer to the Company. Following such wire transfer and return, the transactions contemplated by this Agreement shall continue in full force and effect subject to the provisions of
Section 1.4.

      1.3 Closing Conditions. The obligations of each party to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver by the other party at or prior to the Closing Date of the condition that the representations and warranties of each party set forth in this Agreement are true and correct in all material respects as of the Closing Date as though made on and as of the Closing Date. Each party shall have received a certificate signed on behalf of the other party by an officer of the other party to the foregoing effect.

      1.4 Termination. This Agreement may be terminated at any time prior to the Closing by either party if the Closing shall not have occurred on or before two years from the date hereof.

      1.5 Registration Rights Agreement. Concurrently with the execution and delivery hereof, the parties have executed a Registration Rights Agreement in the form attached hereto as Exhibit A (the "Registration Rights Agreement").

                                   ARTICLE TWO

                       Investment Representations of HMR.

      HMR hereby represents and warrants to the Company that:

      (a) HMR is acquiring the Shares for its own account, for investment, and not with a view to any "distribution" thereof within the meaning of the Act.

      (b) HMR understands that because the Shares have not been registered under the Act, it cannot dispose of any or all of the Shares unless such Shares are subsequently registered under the Act or exemptions from such registration are available. HMR acknowledges and understands that it has no independent right to require the Company to register the Shares except as provided in the Registration Rights Agreement. HMR understands that each certificate representing the Shares will bear a restrictive legend.

      (c) HMR is able to bear the economic risk of loss of its investment in the Company, has been granted the opportunity to make a thorough investigation of the affairs of the Company, and has availed itself of such opportunity either directly or through its authorized representatives.

      (d) HMR has been advised that the Shares have not been and are not being registered under the Act or under the "blue sky" laws of any jurisdiction and that the Company is issuing the Shares relying upon, among other things, the representations and warranties of HMR contained in this Article Two in concluding that such issuance is a "private offering" and does not require compliance with the registration provisions of the Act or qualification or registration under provisions of applicable "blue sky" laws.

                                  ARTICLE THREE

                 Representations and Warranties of the Company

      The Company hereby represents and warrants to HMR as follows:

      3.1 Corporate Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has the corporate power and authority to own or lease all its properties and assets and to carry on its business as it is now being conducted, and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

      3.2 Authorization. The execution, delivery and performance of this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

      3.3 No Conflicts. The execution, delivery and performance of this Agreement by the Company do not and will not violate, conflict with, result in a breach of or constitute a default under (or an event which with due notice or lapse of time, or both, would constitute a breach of or default under) or result in the creation of any lien, security interest or other encumbrance under (a) the corporate charter or By-laws of the Company, as amended to date, (b) any note, agreement, contract, license, instrument, lease or other obligation to which the Company is a party or by which it is bound, (c) any judgment, order, decree, ruling or injunction or (d) any statute, law, regulation or rule of any governmental agency or authority.

                                  ARTICLE FOUR

                     Representations and Warranties of HMR.

      HMR hereby represents and warrants to the Company as follows:

      4.1 Corporate Organization. HMR is a corporation duly organized, validly existing and in good standing under the laws of France. HMR has the corporate power and authority to own or lease all of its properties and assets and to carry on its business as it is now being conducted, and to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

      4.2 Authorization. The execution, delivery and performance of this Agreement has been duly and validly authorized by all necessary corporate action on the part of HMR. This Agreement has been duly executed and delivered by HMR and constitutes the legal, valid and binding obligations of HMR enforceable against HMR in accordance with their its terms.

      4.3 No Conflicts. The execution, delivery and performance of this Agreement by HMR do not and will not violate, conflict with, result in a breach of or constitute a default under (or an event which with due notice or lapse of time, or both, would constitute a breach of or default under) or result in the creation of any lien, security interest or other encumbrance under (a) the corporate charter or By-laws of HMR, as amended to date, (b) any note, agreement, contract, license, instrument, lease or other obligation to which HMR is a party or by which it is bound, (c) any judgment, order, decree, ruling or injunction or (d) any statute, law, regulation or rule of any governmental agency or authority.

                                  ARTICLE FIVE

                                  Miscellaneous

      5.1 Survival. The provisions of Articles Two, Three and Four hereof shall survive completion of the transaction contemplated thereby.

      5.2 Non-Waiver. No term or provision of this Agreement, including without limitation, the terms and provisions contained in this sentence, shall be deemed waived, modified or altered so as to impose any additional obligation or grant any additional obligation or grant any additional right, and no custom, payment, act, knowledge, extension of time, favor or indulgence, gratuitous or otherwise, or words or silence at any time, shall grant any additional right or impose any additional obligation, or be deemed a waiver or release of any obligation, except as set forth in a written instrument properly executed and expressly stating that it is and the extent to which it is intended to be so effective.

      5.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties.

      5.4 Captions. The heading preceding the text of sections of this Agreement are for convenience only and shall not be deemed part of this Agreement.

      5.5 Publicity. Neither party may disclose the existence of terms of this Agreement without the prior written consent of the other party; provided, however, that either party may make such a disclosure to the extent required by law or judicial process and that the Company may make a disclosure of the existence and terms of this Agreement (i) in the registration statement relating to the IPO or (ii) to investors, prospective investors, lenders and other financing sources and parties which have entered into a confidentiality agreement with the Company and with which the Company may enter into a commercial arrangement. The parties, upon the execution of this Agreement, will discuss the possibility of a mutually acceptable news release for publication in general circulation periodicals and newswire.

      5.6 Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware with regard to conflicts of law principles.

      5.7 Notices. Any notice or other communication in connection with this Agreement must be in writing and by mail, certified, return receipt requested, by electronic facsimile transmission or courier service, and shall be effective when delivered to the addressee at the address listed below or such other address as the addressee shall have specified in a notice actually received by the addressor.

      If to SCRIPTGEN:

            SCRIPTGEN Pharmaceuticals, Inc.
            200 Boston Avenue
            Suite 3000
            Medford, MA 02155
            Attn: President

      If to HMR:

            Hoechst Marion Roussel
            102, Route de Noisy
            93235 Romainville Cedex
            FRANCE
            Attn: General Counsel

      5.8 Interpretation. The parties acknowledge and agree that: (i) each party and its counsel reviewed and negotiated the terms and provisions of this Agreement and has contributed to its revision; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives.

                                          HOECHST MARION ROUSSEL


                                          By /s/ [ILLEGIBLE]
                                            -----------------------
                                          Title: Member of the Board
                                          Date: October 24, 1997


                                          SCRIPTGEN PHARMACEUTICALS, INC.


                                          By /s/ [ILLEGIBLE]
                                            -----------------------
                                          Title: President & CEO
                                          Date: October 24, 1997

                                    EXHIBIT A

                          REGISTRATION RIGHTS AGREEMENT

      Effective October 24, 1997, SCRIPTGEN Pharmaceuticals, Inc., a Delaware corporation ("the "Company"), and Hoechst Marion Roussel, a French corporation ("HMR"), hereby act and agree as follows:

      1. Definitions. As used herein:

            (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act and the automatic effectiveness or the declaration or ordering of effectiveness of such registration statement or document.

            (b) The term "Registrable Securities" means the shares of Common Stock of the Company beneficially owned by HMR as of the date hereof and any additional shares of Common Stock of the Company issued in respect thereof as a result of any stock split, stock dividend, combination or recapitalization but shall not include any shares of capital stock which (i) have been effectively registered under the 1933 Act and disposed of in accordance with a registration statement covering such securities, (ii) have been distributed to the public pursuant to Rule 144 or (iii) have been transferred or disposed of in a transaction as to which the registration rights granted hereunder have not or may not be transferred.

            (c) The term "Holder" means HMR and any transferee of Registrable Securities from a Holder provided such transfer complies with Section 8 of this Agreement.

            (d) The terms "Form S-1", "Form S-2", "Form S-3", "Form S-4 and "Form S-8" mean such respective forms under the 1933 Act as in effect on the date hereof or any successor registration forms to Form S-3, Form S-4 and Form S-8, respectively, under the 1933 Act subsequently adopted by the SEC.

            (e) The term "1933 Act" shall mean the Securities Act of 1933, as amended.

            (f) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

            (g) The term "SEC" shall mean the Securities and Exchange
Commission.

            (h) The term "Violation" shall have the meaning given in Section
6(a).

            (i) The term "Non-Qualifying Registration" shall mean a registration on Form S-1, Form S-2 or Form S-3 relating solely to the offer and sale by the Company of non-convertible investment grade securities or investment grade asset-backed securities, securities issuable upon the exercise of outstanding rights granted by the Company and securities issuable pursuant to a dividend or interest reinvestment plan; a registration on Form S-8; or a registration on Form S-4.

            (j) The term "Rule 144" shall mean Rule 144 promulgated by the SEC under the 1933 Act or any subsequent rule pertaining to the disposition of securities without registration.

      2. Piggyback Registration Rights. (a) If the Company proposes to register any of its securities under the 1933 Act at any time after six months from the date hereof (other than a Non-Qualifying Registration) in connection with a public offering of such securities solely for cash, the Company shall, at each such time, promptly give written notice of such registration to each Holder. Upon the written request of any Holder given within 15 days after mailing of such notice by the Company, the Company shall, subject to the provisions of this
Section 2, use its best efforts to include in such registration all of the Registrable Securities that each such Holder has requested to be registered. The Company shall be under no obligation to complete any offering of its securities it proposes to make under this Section 2 and shall incur no liability to any Holder for its failure to do so. Holders shall be permitted to withdraw all or any part of the Registrable Securities of such Holders from any registration under this Section 2 at any time prior to the effective date of such registration.

            (b) In connection with any registration covered by Section 2 involving any underwriting of securities, the Company shall not be required to include any Holder's Registrable Securities in such registration unless such Holder accepts the terms of the underwriting as agreed upon between the Company (or other persons who have the right to agree upon the underwriting terms relating to such offering) and the underwriters selected by the Company (or other persons who have the right to select such underwriter). Notwithstanding any other provision of this Section 2, if the underwriter of such registration advises the Company in writing with a copy to the Holders that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, the Company shall so advise all Holders, and the number of shares of Common Stock including Registrable Securities that may be included in such registration shall be apportioned pro rata based on the number of shares requested to be included in such registration by the Holders and by all other holders of shares of Common Stock participating in such registration (other than the Company).

      3. Registration Mechanics. (a) Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (i) Furnish to counsel selected by the Holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposal to be filed at a reasonable time prior to the filing of such registration statement, the prospectus used in connection with such registration statement, or any amendment or supplement thereto.

                  (ii) Prepare and file with the SEC such amendments and
            supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

                  (iii) Furnish to the Holders whose Registrable Securities are covered by such registration such numbers of copies of the prospectus, conformed copies of the registration statement (including amendments or supplements thereto and, in each case, all exhibits and all documents incorporated by reference), and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (iv) Use its best efforts to register and qualify the
            securities covered by such registration statement under such blue sky or other state securities laws as shall be reasonably requested by the Holders whose Registrable Securities are covered by such registration statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or subject itself to taxation or to file a general consent to service of process in any such states.

                  (v) Notify each Holder of Registrable Securities covered by such registration statement any time when a prospectus relating thereto is required to be delivered under the 1933 Act upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

      (b) In connection with any offering of Registrable Securities to be registered pursuant to Section 2, each Holder of Registrable Securities included or to be included in such registration shall:

                  (i) Enter into and perform its obligations under any
            underwriting agreement to which it is a party.

                  (ii) Upon receipt of any notice from the Company of the
            happening of any event of the kind described in subdivision (v) of subsection (a) above, forthwith discontinue its disposition of Registrable Securities pursuant to the registration statement relating thereto until its receipt of the copies of the supplemented or amended prospectus and, if so directed by the Company, deliver to the Company all copies then in its possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

                  (iii) At the end of any period during which the Company is obligated to keep any registration statement current and effective, discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement which remain unsold, and notify the Company of the number of shares registered which remain unsold promptly after receipt of such notice from the Company.

      4. Cooperation. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company all such information and materials and shall take all such action as may be reasonably required in order to permit the Company to comply with the applicable requests of the 1933 Act and the SEC and to obtain any desired acceleration of the effective date of such registration statement. The failure of any prospective selling Holder of Registrable Securities to furnish any information or materials or to take any action in accordance with this Section 4 shall not affect the obligations of the Company under this Agreement to any remaining selling Holders who furnish such information and materials and who take such action unless, in the reasonable opinion of counsel to the Company or the underwriters, such failure impairs or may impair the viability of the offering or the legality of the registration statement or the underlying offering.

      5. Expenses. Selling Holders shall bear a pro rata portion of all expenses incurred in connection with each of the registrations, filings or qualifications pursuant to Section 2, including without limitation all registration, printing and accounting fees and fees and disbursements of counsel to the Company, based upon the respective market values of the securities to be sold by the Company, selling Holders and any other persons participating in such offering, except that underwriting discounts and commissions relating to the Registrable Securities and the fees and disbursements of counsel and accountants for the selling Holders shall be borne and paid by the selling Holders.

      6. Indemnification.

      In the event any Registrable Securities are included in a registration statement under this Agreement:

            (a) To the fullest extent permitted by law, the Company will and hereby does indemnify and hold harmless each selling Holder, the officers, directors, shareholders and partners of such Holder and each person, if any, who controls such Holder within the meaning of the 1933 Act or the 1934 Act against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law or common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (each a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (including in any prospectus or preliminary prospectus included therein), unless such untrue statement or alleged untrue statement or omission or alleged omission was contained in or omitted from a preliminary prospectus and corrected in a final or amended prospectus and the seller failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the same of the registered securities to the persons asserting any such loss, claim, damage or liability in the case where such delivery is required by the 1933 Act, or (ii) any other violation by the Company of the 1933 Act or any other securities law or any rule or regulation promulgated thereunder. The Company will reimburse each such selling Holder, officer, director, partner, agent, employee, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 6(a) shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, nor shall the Company be liable to a Holder in any such case for any such loss, claim,, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for inclusion in such registration by or on behalf of such Holder or controlling person.

            (b) To the fullest extent permitted by law, each selling Holder will and hereby does indemnify and hold harmless the Company, each of its directors, each of its officers who sign the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, each agent and any other selling Holder selling securities in such registration statement and any of its directors, officers or partners or any person who controls such selling Holder, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the 1933 Act, the 1934 Act or other federal or state or common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by or on behalf of such Holder expressly for inclusion in such registration statement; and each such selling Holder will reimburse any legal or other expenses reasonably incurred by (i) the Company or any such director, officer, agent, controlling person of the Company, or (ii) other selling Holder, officer, director, partner or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the selling Holder nor, in the case of a sale directly by the Company of its securities (including a sale of such securities through any underwriter retained by the Company to engage in a distribution solely on behalf of the Company) shall the selling Holder be liable to the Company in any case in which such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and the Company failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the securities to the person asserting any such loss, claim, damage or liability in any case where such delivery is required by the 1993 Act.

            (c) Each indemnified party or parties shall give reasonably prompt notice to each indemnifying party or parties of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure so to notify an indemnifying party or parties shall not relieve it or them from any liability which it or they may have under this Section 6, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. If the indemnifying party or parties so elects within a reasonable time after receipt of such notice, the indemnifying party or parties may assume the defense of such action or proceeding at such indemnifying party's or parties' expense with counsel chosen by the indemnifying party or parties and approved by the indemnified party defendant in such action or proceeding which approval shall not be unreasonably withheld; provided, however, that if such indemnified party or parties determine in good faith that a conflict of interest exists and that therefore it is advisable for such indemnified party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to it or them which are different from or in addition to those available to the indemnifying party, then the indemnifying party or parties shall not be entitled to assume such defense and the indemnified party or parties shall be entitled to separate counsel at the indemnifying party's or parties' expense. If an indemnifying party or parties is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this subsection, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the indemnified party or parties. Notwithstanding the foregoing, the indemnifying party shall not be obligated to pay the reasonable fees and expenses of more than one counsel for the indemnified parties with respect to any claim, unless in the reasonable judgment of counsel to any indemnified party, expressed in a writing delivered to the indemnifying party, a conflict of interest may exist between such indemnified party and any other indemnified party with respect to such claim, in which event the indemnifying party shall be obligated to pay the reasonable fees and expenses of such additional counsel or counsels (which shall be limited to one counsel per indemnified party). If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party or parties shall not, except as otherwise provided in this subsection (c), be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action or proceeding.

            (d) If the indemnification provided for in this Section 6 is unavailable to a party that would have been an indemnified party under this
Section 6 in respect of any claims referred to herein, then each party that would have been an indemnifying party hereunder shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and such indemnified party on the other in connection with the action, statement or omission which resulted in such claims, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each selling Holder of registered securities agrees that it would not be just and equitable if contribution pursuant to this subsection were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection. The amount paid or payable by an indemnified party as a result of the claims referred to above in this subsection shall Include any legal or other expenses reasonably incurred by such indemnified party in connection with investigation or defending any such action or claim.

            (e) Without the prior written consent of the indemnified party, no indemnifying party shall consent to entry or judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release of all liability in respect of such claim.

            (f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of fraudulent misrepresentation within the meaning of such Section 11(f).

            (g) Notwithstanding the foregoing provisions of this Section 6, to the extent that the provisions on indemnification contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall be controlling.

      7. Availability of Rule 144. With a view to making available to the Holders the benefits of Rule 144 promulgated under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to use its best efforts:

            (a) to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days from the date hereof;

            (b) to file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and (at any time after it has become subject to the reporting requirements thereof) the 1934 Act; and

            (c) to furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after ninety days from the date hereof), the 1933 Act and the 1934 Act (at any time after it has become subject to such reporting requirements) or as to its qualification as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing the Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

      8. Transfer of Registration Rights. The registration rights of a Holder under this Agreement may be transferred to any transferee who acquires 50% or more shares of the Registrable Securities as of the date of this Agreement (adjusted for any stock splits, stock dividends, contributions or receipt obligations), provided that (i) the Company is given written notice by the transferor at the time of such transfer stating the name and address of the transferee and identifying the securities with respect to which the rights under this Agreement are being assigned and (ii) the transferee agrees in writing to acquire and hold such securities subject to the provisions of this Agreement.

      9. "Market Stand-Off' Agreement. Each holder of Registrable Securities hereby agrees that, during the period of duration (not to extend more than 7 days prior to, and beyond 180 days after, the effectiveness of the registration statement described below) specified by the Company and an underwriter of Common Stock or other securities of the Company, following the filing date of a registration statement of the Company filed under the 1933 Act, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration, provided that all officers and directors of the Company and all persons, if any, exercising registration rights with respect to such registration (whether or not pursuant to this Agreement) enter into similar agreements.

      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the securities of each Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

      10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this Section shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such securities and the Company.

      11. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in, and the Company shall have no obligation pursuant to, this Agreement at such time as the Holder's Registrable Securities may be sold in the public trading markets pursuant to Rule 144.

      12. Miscellaneous. (a) All notices, requests, demands and other communications which are required to be or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person or upon receipt when transmitted by telecopy or telex or after dispatch by certified or registered first class mail, postage prepaid, return receipt requested, or Federal Express, to the party to whom the same is so given or made:

            If to SCRIPTGEN:

                  SCRIPTGEN Pharmaceuticals, Inc.
                  200 Boston Avenue
                  Suite 3000
                  Medford, MA 02155
                  Attn: President

            If to HMR:

                  Hoechst Marion Roussel
                  102, Route de Noisy
                  93235 Romainville Cedex
                  FRANCE
                  Attn: General Counsel

or to such other person at such other place as either shall designate to the other in writing.

            (b) This Agreement constitutes the entire agreement between the parties hereto and supersedes all prior agreements, representations, warranties, statements, promises and understandings, whether written or oral, with respect to the subject matter thereof, and cannot be changed or terminated orally. No party hereto shall be bound by or charged with any written or oral agreements, representations, warranties, statements, promises, or understandings not specifically set forth in this Agreement.

            (c) The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be part of this Agreement or to affect the meaning or interpretation of this Agreement.

            (d) No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

            (e) All questions concerning the construction, validity and interpretation of this Agreement and the schedule hereto will be governed by the laws of the State of Delaware without regard to conflicts of laws principles.

            (f) If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

            (g) This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

            (h) This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed and signed as of the day and year first above written.

                                       SCRIPTGEN PHARMACEUTICALS, INC.


                                       By
                                          ------------------------------
                                          Its


                                       HOECHST MARION ROUSSEL


                                       By
                                          ------------------------------
                                          Its